UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 15, 2016

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500

State of Hawaii
(State or other jurisdiction of incorporation)

1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813 - Hawaiian Electric Industries, Inc. (HEI)
900 Richards Street, Honolulu, Hawaii  96813 - Hawaiian Electric Company, Inc. (Hawaiian Electric)
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662 - HEI
(808) 543-7771 - Hawaiian Electric

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On July 15, 2016, HEI issued a joint news release with NextEra Energy, Inc., “NextEra Energy and Hawaiian Electric Industries Release Statement Regarding Pending Merger.” This news release is furnished as HEI Exhibit 99.1. The Hawaii PUC’s news release and release supplement, dated July 15, 2016 and July 14, 2016, respectively, are furnished as HEI Exhibit 99.2 and 99.3.
Investors may also refer to the Hawaii PUC website at http://dms.puc.hawaii.gov/dms/ in order to review the PUC’s decision and order and other documents in the docket (Docket No. 2015-0022 for this filing). No information on the PUC website is incorporated by reference into this document or in HEI’s and Hawaiian Electric’s other SEC filings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

HEI Exhibit 99.1	News release, dated July 15, 2016, “NextEra Energy and Hawaiian Electric Industries Release Statement Regarding Pending Merger.”
HEI Exhibit 99.2	Hawaii PUC News Release, dated July 15, 2016, “PUC Votes to Not Approve the HECO Companies and NextEra Energy’s Joint Application for Change of Control.”
HEI Exhibit 99.3	Hawaii PUC Release Supplement, dated July 14, 2016, "Summary of Decision and Order No. 33795, Docket No. 2015-0022."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)
/s/ James A. Ajello	/s/ Tayne S. Y. Sekimura
James A. Ajello	Tayne S. Y. Sekimura
Executive Vice President and	Senior Vice President and
Chief Financial Officer	Chief Financial Officer

Date: July 15, 2016	Date: July 15, 2016

EXHIBIT INDEX

Exhibit No.        Description

HEI Exhibit 99.1	News release, dated July 15, 2016, “NextEra Energy and Hawaiian Electric Industries Release Statement Regarding Pending Merger.”
HEI Exhibit 99.2	Hawaii PUC News Release, dated July 15, 2016, “PUC Votes to Not Approve the HECO Companies and NextEra Energy’s Joint Application for Change of Control.”
HEI Exhibit 99.3	Hawaii PUC Release Supplement, dated July 14, 2016, "Summary of Decision and Order No. 33795, Docket No. 2015-0022."

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